PNC ABSOLUTE RETURN TEDI FUND LLC

Supplement dated October 10, 2007

to the Prospectus dated July 30, 2007 as revised October 5, 2007

Under the subsection entitled “Compensation” in the “Management of the Fund” section of the prospectus, the following table on page 66 is revised to read as follows:

Name of Director	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued (as Part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Master Fund and the Fund Complex (2) Paid to Directors
L. White Matthews, III	$1,453	$0	$0	$62,270
Decatur H. Miller	$1,453	$0	$0	$62,270
Edward D. Miller, Jr.	$1,453	$0	$0	$62,270
John R. Murphy	$1,612	$0	$0	$82,270
Thomas L. Owsley	$1,453	$0	$0	$62,270
George R. Packard, III	$1,453	$0	$0	$62,270

(1)	The Fund paid each Director an annual fee of $1000, plus $500 for any special meetings attended.
(2)	The Fund Complex consists of 8 registered investment companies that have a common investment adviser with the Fund and Master Fund. The Directors do not receive any fees from the Fund for attending regular Board meetings, but the Fund pays each Director $500 for each special or telephonic meeting if such meeting is called solely for the Fund. In addition, the Master Fund pays each Director an annual fee of $6,500 plus $710 for each regular meeting attended, plus $500 for each special or telephonic meeting attended. The Master Fund pays the Chairman of the Board an additional annual fee of $3,333 for his services in such capacity.